SCHEDULE B
TO THE DISTRIBUTION AGREEMENT

(Amended as of February 25, 2010)

          Money Market Funds

Current Name	Prior Name

JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund

JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund

JPMorgan Michigan Municipal Money Market Fund	One Group Michigan Municipal Money Market Fund

JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund	One Group Ohio Municipal Money Market Fund

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

          Equity Funds

Current Name	Prior Name

JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)

JPMorgan Asia Equity Fund	JPMorgan Fleming Asia Equity Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Opportunities Fund	JPMorgan Fleming International Opportunities Fund

JPMorgan International Small Cap Equity Fund	JPMorgan Fleming International Small Cap Equity Fund

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan Intrepid European Fund	JPMorgan Fleming Intrepid European Fund

JPMorgan Intrepid Japan Fund	JPMorgan Fleming Japan Fund and JPMorgan Japan Fund (name effective until 3/31/08)

JPMorgan Intrepid International Fund	JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund

JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Multi Cap Fund	JPMorgan Intrepid Investor Fund and JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06)

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Market Neutral Fund (to be renamed JPMorgan Research Market Neutral Fund as of 2/28/10)	JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Tax Aware Disciplined Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund

Current Name	Prior Name

JPMorgan Tax Aware U.S. Equity Fund	JPMorgan Tax Aware U.S. Equity Fund

JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund	N/A

Undiscovered Managers Behavioral Growth Fund	Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan International Equity Index Fund	One Group International Equity Index Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Market Expansion Index Fund	One Group Market Expansion Index Fund

JPMorgan Multi-Cap Market Neutral Fund	One Group Market Neutral Fund

JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)

JPMorgan U.S. Real Estate Fund	One Group Real Estate Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan Insurance Trust Balanced Portfolio (to be removed upon liquidation)	One Group Investment Trust Balanced Portfolio and JPMorgan Investment Trust Balanced Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio	One Group Investment Trust Diversified Equity Portfolio, JPMorgan Investment Trust Diversified Equity Portfolio and JPMorgan Insurance Trust Diversified Equity Portfolio (name effective until 4/24/09)

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	One Group Investment Trust Diversified Mid Cap Portfolio and JPMorgan Investment Trust Diversified Mid Cap Portfolio

JPMorgan Insurance Trust Equity Index Portfolio	One Group Investment Trust Equity Index Portfolio and JPMorgan Investment Trust Equity Index Portfolio

JPMorgan Insurance Trust Intrepid Growth Portfolio	One Group Investment Trust Large Cap Growth Portfolio, JPMorgan Investment Trust Large Cap Growth Portfolio and JPMorgan Insurance Trust Large Cap Growth Portfolio

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (to be renamed JPMorgan Insurance Trust Mid Cap Growth Portfolio as of 5/1/10)	One Group Investment Trust Mid Cap Growth Portfolio and JPMorgan Investment Trust Mid Cap Growth Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio	One Group Investment Trust Mid Cap Value Portfolio, JPMorgan Investment Trust Mid Cap Value Portfolio and JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (name effective until 4/24/09)

JPMorgan U.S. Large Cap Core Plus Fund	N/A

Highbridge Statistical Market Neutral Fund	N/A

JPMorgan Intrepid Plus Fund (to be renamed JPMorgan U.S. Dynamic Plus Fund as of the later of 5/3/2010 or 60 days after notice is provided to shareholders of the name change)	JPMorgan Intrepid Long/Short Fund (name effective until 11/1/07)

Current Name	Prior Name

JPMorgan Strategic Small Cap Value Fund (to be removed upon liquidation)	N/A

JPMorgan Insurance Trust International Equity Portfolio	N/A

JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (name effective until 4/24/09)

JPMorgan International Realty Fund	N/A

JPMorgan China Region Fund	N/A

JPMorgan Global Focus Fund	N/A

JPMorgan Strategic Preservation Fund	JPMorgan Global Strategic Preservation Fund

JPMorgan India Fund	N/A

JPMorgan Latin America Fund	N/A

JPMorgan Russia Fund	N/A

JPMorgan Value Discovery Fund	N/A

JPMorgan Dynamic Growth Fund	N/A

JPMorgan International Value SMA Fund	N/A

JPMorgan U.S. Large Cap Value Plus Fund	N/A

JPMorgan Emerging Economies Fund	N/A

JPMorgan International Opportunities Plus Fund	N/A

JPMorgan Access Balanced Fund	N/A

JPMorgan Access Growth Fund	N/A

JPMorgan U.S. Research Equity Plus Fund	N/A

JPMorgan Alternative Strategies Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

JPMorgan Research Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

          Fixed Income Funds

Current Name	Prior Name

JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Short Term Bond Fund II	JPMorgan Short Term Bond Fund II

JPMorgan Arizona Municipal Bond Fund	One Group Arizona Municipal Bond Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Michigan Municipal Bond Fund	One Group Michigan Municipal Bond Fund

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund	One Group Ohio Municipal Bond Fund

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Treasury & Agency Fund	One Group Treasury & Agency Fund

Current Name	Prior Name

JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (effective until 8/31/09)

JPMorgan Insurance Trust Core Bond Portfolio	One Group Investment Trust Bond Portfolio and JPMorgan Investment Trust Bond Portfolio

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Real Return Fund	N/A

JPMorgan International Currency Income Fund	N/A

JPMorgan Tax Aware Real Return SMA Fund	N/A

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan Tax Aware High Income Fund	N/A

JPMorgan Strategic Income Opportunities Fund	N/A

JPMorgan Total Return Fund	N/A

JPMorgan Inflation Managed Bond Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Highbridge Dynamic Commodities Strategy Fund	N/A

Investor Funds

Current Name	Prior Name

JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name

JPMorgan SmartRetirement Income Fund	N/A

JPMorgan SmartRetirement 2010 Fund	N/A

JPMorgan SmartRetirement 2015 Fund	N/A

JPMorgan SmartRetirement 2020 Fund	N/A

JPMorgan SmartRetirement 2025 Fund	N/A

JPMorgan SmartRetirement 2030 Fund	N/A

JPMorgan SmartRetirement 2035 Fund	N/A

JPMorgan SmartRetirement 2040 Fund	N/A

JPMorgan SmartRetirement 2045 Fund	N/A

JPMorgan SmartRetirement 2050 Fund	N/A

*	*	*	*

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:	/s/ Francesco Tango

Name:	Francesco Tango

Title:	Assistant Treasurer

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Robert L. Young

Name:	Robert L. Young

Title:	Managing Director